                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 17, 2001 (APRIL 2, 2001)


                          AMERICAN TOWER CORPORATION
              (Exact Name of Registrant as Specified in Charter)


         Delaware                       001-14195                 65-0723837
      (State or Other                  (Commission              (IRS Employer
Jurisdiction of Incorporation)         File Number)          Identification No.)


                             116 Huntington Avenue
                         Boston, Massachusetts  02116
             (Address of Principal Executive Offices)  (Zip Code)

                                (617) 375-7500
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

The following information serves to update the status of the ALLTEL transaction as previously disclosed in a Current Report on Form 8-K filed by American Tower Corporation (the "Company") on December 20, 2000.

On April 2, 2001 the Company closed on the sublease of 275 towers pursuant to the agreement with ALLTEL. These towers were used by ALLTEL primarily in connection with its business of providing consumer wireless services. The Company plans to lease additional space on the towers to third parties. Total consideration in connection with this closing was approximately $82.5 million in cash. The amount of consideration and the terms of the agreement were based upon arms' length negotiations between unaffiliated parties. There are no material relationships between the Company, ALLTEL or any of their respective affiliates, officers or directors. The Company financed the transaction through available cash-on-hand, including proceeds from its recent equity and debt financings.

For more information about the Company's agreement with ALLTEL, please see the Company's Current Report on Form 8-K filed on December 20, 2000 and the exhibits incorporated by reference into this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit  Item
-------  ----
10.1* Lease and Sublease by and among ALLTEL Communications, Inc. and the other entities named therein and American Towers, Inc. and American
         Tower Corporation, dated    , 2000

10.2** Agreement to Sublease by and among ALLTEL Communications, Inc. the ALLTEL entities and American Towers, Inc. and American Tower Corporation, dated December 19, 2000

10.3*** Build to Suit Agreement by and among ALLTEL Communications, Inc. the ALLTEL entities named therein, American Towers, Inc. and American Tower Corporation, dated December 19, 2000
-------

* Filed as Exhibit 2.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission on April 2, 2001.

** Filed as Exhibit 2.2 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission on April 2, 2001.

*** Filed as Exhibit 2.3 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission on April 2, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN TOWER CORPORATION
                                                   (Registrant)

Date: April 16, 2001                        By: /s/ Justin D. Benincasa
                                                ------------------------------
                                                Name: Justin D. Benincasa
                                                Title: Senior Vice President and
                                                       Corporate Controller